UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2013

Starbucks Corporation

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South,

Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01	Other Events.

On December 2, 2013, Starbucks Corporation (“Starbucks” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, under which Starbucks agreed to issue and sell to the several underwriters (i) $400,000,000 aggregate principal amount of its 0.875% Senior Notes due December 5, 2016 (the “2016 Notes”) and (ii) $350,000,000 aggregate principal amount of its 2.000% Senior Notes due December 5, 2018 (the “2018 Notes” and, together with the 2016 Notes, the “Notes”). The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Notes are being issued under the Indenture, dated as of August 23, 2007 (the “Base Indenture”), by and between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of December 5, 2013 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee.

Starbucks will pay interest on the 2016 Notes on each June 5 and December 5, beginning on June 5, 2014. The 2016 Notes will mature on December 5, 2016. At any time, Starbucks may redeem the 2016 Notes at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium as described in the Indenture and accrued and unpaid interest.

Starbucks will pay interest on the 2018 Notes on each June 5 and December 5, beginning on June 5, 2014. The 2018 Notes will mature on December 5, 2018. Before November 5, 2018 (one month prior to the maturity date of the 2018 Notes), Starbucks may, at any time, redeem the 2018 Notes at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on or after November 5, 2018, Starbucks may redeem the 2018 Notes at par, plus accrued and unpaid interest.

In addition, upon the occurrence of a change of control triggering event (which involves the occurrence of both a change of control and a below investment grade rating of the notes by Moody’s and S&P), Starbucks will be required to make an offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured debt from time to time outstanding. The Notes will be effectively subordinated to any existing or future indebtedness or other liabilities, including trade payables, of any of the Company’s subsidiaries. The Notes are subject to customary covenants and events of default, as set forth in the Indenture.

The foregoing disclosure is qualified in its entirety by reference to the Base Indenture and the Third Supplemental Indenture. The Base Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-190955) (the “Registration Statement”) and is incorporated herein by reference. The Third Supplemental Indenture is attached hereto as Exhibit 4.2 and incorporated herein by reference.

In addition, in connection with the public offering of the Notes, Starbucks is filing certain items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items into the Registration Statement. Such items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into the Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 2, 2013, between Starbucks Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, acting as representatives of the several underwriters named therein

4.1	Indenture, dated as of August 23, 2007, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-190955) filed on September 3, 2013)

4.2	Third Supplemental Indenture, dated as of December 5, 2013, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee

4.3	Form of 0.875% Senior Notes due December 5, 2016 (included in Exhibit 4.2)

4.4	Form of 2.000% Senior Notes due December 5, 2018 (included in Exhibit 4.2)

5.1	Opinion of Jones Day

5.2	Opinion of Sophie Hager Hume

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Sophie Hager Hume (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: December 5, 2013

	By:	/s/ Sophie Hager Hume
	Name:	Sophie Hager Hume
	Title:	vice president, assistant general counsel and assistant secretary

EXHIBIT INDEX

Index Number	Description

1.1	Underwriting Agreement, dated December 2, 2013, between Starbucks Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, acting as representatives of the several underwriters named therein

4.1	Indenture, dated as of August 23, 2007, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-190955) filed on September 3, 2013)

4.2	Third Supplemental Indenture, dated as of December 5, 2013, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee

4.3	Form of 0.875% Senior Notes due December 5, 2016 (included in Exhibit 4.2)

4.4	Form of 2.000% Senior Notes due December 5, 2018 (included in Exhibit 4.2)

5.1	Opinion of Jones Day

5.2	Opinion of Sophie Hager Hume

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Sophie Hager Hume (included in Exhibit 5.2)